UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2011

COMPLETE GENOMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34939	20-3226545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2071 Stierlin Court

Mountain View, California 94043

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 943-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 9, 2011, Complete Genomics, Inc. (the “Company”) issued a press release announcing financial results for the first quarter ended March 31, 2011. A copy of the press release is furnished as Exhibit 99.1 to this report. The Company held a conference call to discuss its financial results for the first quarter of 2011. A transcript containing relevant excerpts from that conference call is furnished as Exhibit 99.2 to this report and incorporated by reference herein.

The information furnished pursuant to this Item 2.02 of this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated May 9, 2011

99.2	Transcript of May 9, 2011 Conference Call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2011	COMPLETE GENOMICS, INC.

	By:	/s/ Ajay Bansal
Ajay Bansal
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 9, 2011

99.2	Transcript of May 9, 2011 Conference Call